ALL STAR®
FUNDS

1st Quarter | March 31, 2019

Liberty All-Star® Growth Fund

ASG
LISTED
NYSE

LIBERTY ALL-STAR® GROWTH FUND
Period Ended March 31, 2019 (Unaudited)

Fund Statistics	1st Quarter 2019
Net Asset Value (NAV)	$5.90
Market Price	$5.56
Discount	-5.8%
Distribution*	$0.10
Market Price Trading Range	$4.34 to $5.63
Discount Range	-5.1% to -10.1%

Performance
Shares Valued at NAV with Dividends Reinvested	21.70%
Shares Valued at Market Price with Dividends Reinvested	29.06%
Dow Jones Industrial Average	11.81%
Lipper Multi-Cap Growth Mutual Fund Average	16.64%
NASDAQ Composite Index	16.81%
Russell Growth Benchmark	17.28%
S&P 500® Index	13.65%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2019.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns shown for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2019

In a mirror image reversal, the equity market generally gained as much in the first quarter of 2019 as it gave up in the fourth quarter of 2018. The S&P 500® Index returned -13.52 percent in 4Q18 but changed direction and rose 13.65 percent in 1Q19. Other key market indices turned in highly positive first quarters as well, with the widely followed Dow Jones Industrial Average (DJIA) returning 11.81 percent and the NASDAQ Composite Index advancing 16.81 percent.

Growth style stocks continued to outperform their value counterparts across all capitalization ranges for the first quarter, as key Russell growth style benchmarks delivered highly positive returns. The broad market Russell 3000® Growth Index returned 16.18 percent for the quarter, well ahead of its Value counterpart, which gained 11.93 percent. Among key market capitalization indices, the Russell 1000® Growth Index (large cap) returned 16.10 percent, while the Russell Midcap® Growth Index returned 19.62 percent. Small cap stocks, as represented by the Russell 2000® Growth Index, delivered a 17.14 percent return.

The final quarter of 2018 was marked by broad-based investor concerns: rising interest rates and the expectations of further rate hikes by the Federal Reserve; the trade/tariff dispute between the U.S. and China; dysfunction in Washington and the shutdown of the U.S. government; and slowing economic growth in developed and emerging markets around the world. Global growth remains a challenge. But the interest rate picture changed dramatically as the Fed saw the economy slowing more than anticipated and signaled it may not increase rates in 2019. This put an end to five consecutive quarterly increases, which took the fed funds rate to a range of 2.25 percent to 2.5 percent with one rate increase now anticipated for 2020. In December, the Fed had forecast two increases in 2019 and another in 2020. Moreover, the Fed expressed little concern about inflation, which has remained near its 2 percent target. On the trade front, the first quarter saw periodic signs of progress in the U.S.–China trade negotiations and investors were hopeful that the two countries would reach an agreement. Corporate earnings reports did not excite investors, but were better than generally expected, spurring a relief rally; in addition, the 4Q18 sell-off lowered stock prices, which attracted buyers looking for bargains.

In terms of economic news, the U.S. Department of Labor in January reported that nonfarm payrolls increased by 312,000 in December—easily topping all forecasts—on the heels of an upwardly revised gain of 196,000 jobs the prior month. Average hourly earnings rose 3.2 percent from a year earlier, which was more than projected and matched the fastest pace since 2009, according to Bloomberg. The January numbers were equally strong, as nonfarm payrolls increased by 312,000; The Wall Street Journal reported that it was the 100th straight month in which nonfarm payrolls increased. The February jobs number was a surprisingly low increase of 33,000, but the unemployment rate fell nevertheless, reaching 3.8 percent.

GDP grew at a 2.6 percent annual pace in the fourth quarter, the Commerce Department reported in February. (The figure was later revised to 2.2 percent.) GDP ended up at 2.9 percent for full year 2018, matching 2015 as the largest increase since the end of the 2007-2009 Great Recession. In a potentially negative signal, the yield curve inverted, with three-year treasury notes commanding a slightly higher rate than 10-year notes in the latter part of March. An inverted yield curve is sometimes viewed as a precursor to an economic recession.

First Quarter Report (Unaudited) | March 31, 2019	1

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Liberty All-Star® Growth Fund

On both an absolute and relative basis, Liberty All-Star® Growth Fund turned in an exceptionally strong first quarter. For the period, the Fund returned 21.70 percent with shares valued at net asset value (NAV) with dividends reinvested and 29.06 percent with shares valued at market price with dividends reinvested. The Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, returned 16.64 percent for the quarter. The Fund’s performance for the quarter ranked it in the top 7 percent of peer funds in the Lipper Multi-Cap Growth universe. The Fund’s returns also surpassed the three benchmarks cited earlier in this letter: the S&P 500® Index, the DJIA and the NASDAQ Composite Index.

Over the longer term, Fund shares have outperformed the Lipper Multi-Cap Growth Fund Average and the Russell 3000® Growth Average for the trailing three years and rank in the top 10 percent of funds in the Lipper Multi-Cap Growth universe for that period. In addition, the Fund ranks in the top 35 percent of peer funds in the Lipper universe for the five- and 10-year periods.

The upper range of the discount at which Fund shares trade relative to their underlying NAV narrowed modestly during the first quarter. For the period, Fund shares traded in a discount range of -5.1 percent to -10.1 percent versus a 7.0 percent premium to a -12.6 percent discount in the fourth quarter.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.10 to shareholders during the first quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $13.99 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

We are gratified by the Fund’s strong first quarter performance and the fact that its return exceeded all relevant benchmarks as equities staged a solid rebound from the disappointing fourth quarter of 2018. As well, we are equally pleased with the consistent long-term results. We can’t expect the equity market to continue to benefit from the same tailwinds that propelled it forward in the first quarter, but regardless of market conditions we will remain true to the Fund’s underlying principles and keep shareholder interests first and foremost in all our decisions.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2019 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions & Rights Offerings
March 31, 2019 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019
1st Quarter	0.10
Total	$13.99

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2019 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2019	3

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics
March 31, 2019 (Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2019 (Unaudited)

				Market Capitalization Spectrum
	RUSSELL GROWTH			Small		Large
	SMALLCAP	MIDCAP	LARGECAP				TOTAL
	INDEX	INDEX	INDEX	WEATHERBIE	CONGRESS	SUSTAINABLE	FUND

Number of Holdings	1,239	417	545	50	40	28	118*
Weighted Average Market Capitalization (billions)	$2.7	$17.5	$291.6	$4.4	$11.2	$206.1	$72.4
Average Five-Year Earnings Per Share Growth	13%	15%	16%	33%	17%	14%	18%
Average Five-Year Sales Per Share Growth	10%	13%	12%	16%	12%	10%	12%
Price/Earnings Ratio**	23x	24x	24x	40x	28x	31x	31x
Price/Book Value Ratio	4.1x	6.7x	7.4x	7.1x	5.3x	7.5x	6.5x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors
March 31, 2019 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
FirstService Corp.	2.09%
Chegg, Inc.	2.02
HEICO Corp.	1.70
Paylocity Holding Corp.	1.63
Equinix, Inc.	1.43
Visa, Inc.	1.42
Planet Fitness, Inc.	1.41
Ecolab, Inc.	1.40
Trade Desk, Inc.	1.38
Yum! Brands, Inc.	1.37
Microsoft Corp.	1.36
Alphabet, Inc.	1.35
Abbott Laboratories	1.35
Everbridge, Inc.	1.34
Autodesk, Inc.	1.27
Amazon.com, Inc.	1.27
Nevro Corp.	1.26
Insulet Corp.	1.24
Portola Pharmaceuticals, Inc.	1.21
Walt Disney Co.	1.18
28.68%

Economic Sectors*	Percent of Net Assets
Information Technology	28.97%
Consumer Discretionary	18.83
Health Care	18.72
Industrials	12.52
Consumer Staples	4.35
Communication Services	4.18
Real Estate	3.52
Materials	3.31
Financials	2.98
Energy	0.33
Other Net Assets	2.29
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

First Quarter Report (Unaudited) | March 31, 2019	5

Liberty All-Star® Growth Fund	Major Stock Changes in the Quarter
March 31, 2019 (Unaudited)

The following are the major ($600,000) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2019.

	SHARES
Security Name	Purchases (Sales)	Held as of 3/31/19
Purchases
Casella Waste Systems, Inc.	60,314	60,314
Dermira, Inc.	119,450	119,450
HEICO Corp.	12,493	39,502
IDEX Corp.	12,000	12,000
Nevro Corp.	18,078	44,262
PayPal Holdings, Inc.	20,991	20,991
Planet Fitness, Inc.	19,536	45,245

Sales
Allegion PLC	(19,000)	0
Alliance Data Systems Corp.	(6,817)	0
Etsy, Inc.	(9,000)	30,000
FleetCor Technologies, Inc.	(3,191)	10,289
Insulet Corp.	(6,123)	28,611
Stamps.com, Inc.	(10,099)	4,906
Ultimate Software Group, Inc.	(5,237)	0
Wayfair, Inc.	(26,393)	5,605

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.71%)
COMMUNICATION SERVICES (4.18%)
Entertainment (1.74%)
Take-Two Interactive Software, Inc.(a)	13,000	$1,226,810
Walt Disney Co.	23,351	2,592,662
		3,819,472
Interactive Media & Services (2.44%)
Alphabet, Inc., Class C(a)	2,539	2,979,034
Care.com, Inc.(a)	22,160	437,881
Eventbrite, Inc., Class A(a)(b)	963	18,461
Facebook, Inc., Class A(a)	11,677	1,946,439
		5,381,815
CONSUMER DISCRETIONARY (18.83%)
Distributors (0.82%)
Pool Corp.	11,000	1,814,670

Diversified Consumer Services (2.02%)
Chegg, Inc.(a)	116,538	4,442,429

Hotels, Restaurants & Leisure (4.46%)
Hyatt Hotels Corp., Class A	23,000	1,669,110
Lindblad Expeditions Holdings, Inc.(a)	19,942	304,116
Planet Fitness, Inc., Class A(a)	45,245	3,109,236
Texas Roadhouse, Inc.	27,500	1,710,225
Yum! Brands, Inc.	30,238	3,018,055
		9,810,742
Internet & Direct Marketing Retail (3.70%)
Amazon.com, Inc.(a)	1,565	2,786,874
Booking Holdings, Inc.(a)	1,208	2,107,851
Etsy, Inc.(a)	30,000	2,016,600
Stamps.com, Inc.(a)	4,906	399,398
Wayfair, Inc., Class A(a)	5,605	832,062
		8,142,785
Multiline Retail (0.81%)
Ollie's Bargain Outlet Holdings, Inc.(a)	20,803	1,775,120

Specialty Retail (4.13%)
Burlington Stores, Inc.(a)	9,500	1,488,460
Five Below, Inc.(a)	15,000	1,863,750
Lowe's Cos., Inc.	17,412	1,906,092
TJX Cos., Inc.	42,458	2,259,190
Ulta Beauty, Inc.(a)	4,535	1,581,490
		9,098,982

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2019	7

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (2.89%)
Canada Goose Holdings, Inc.(a)(b)	44,713	$2,147,118
NIKE, Inc., Class B	30,533	2,571,184
PVH Corp.	13,500	1,646,325
		6,364,627
CONSUMER STAPLES (4.35%)
Food Products (2.48%)
Lamb Weston Holdings, Inc.	21,000	1,573,740
McCormick & Co., Inc.	10,500	1,581,615
Mondelez International, Inc., Class A	45,981	2,295,372
		5,450,727
Household Products (0.81%)
Church & Dwight Co., Inc.	25,000	1,780,750

Personal Products (1.06%)
Estee Lauder Cos., Inc., Class A	14,077	2,330,447

ENERGY (0.33%)
Energy Equipment & Services (0.33%)
Solaris Oilfield Infrastructure, Inc., Class A(b)	43,922	722,078

FINANCIALS (2.98%)
Banks (1.85%)
First Republic Bank	18,000	1,808,280
Independent Bank Group, Inc.	21,906	1,123,559
Signature Bank	8,884	1,137,774
		4,069,613
Capital Markets (0.81%)
Hamilton Lane, Inc., Class A	1,130	49,245
Raymond James Financial, Inc.	21,500	1,728,815
		1,778,060
Thrifts & Mortgage Finance (0.32%)
Axos Financial, Inc.(a)	24,647	713,777

HEALTH CARE (18.72%)
Biotechnology (4.36%)
ACADIA Pharmaceuticals, Inc.(a)(b)	49,976	1,341,856
Acorda Therapeutics, Inc.(a)	35,490	471,662
Portola Pharmaceuticals, Inc.(a)(b)	76,533	2,655,695
Puma Biotechnology, Inc.(a)(b)	54,272	2,105,211
Regeneron Pharmaceuticals, Inc.(a)	5,895	2,420,605
Ultragenyx Pharmaceutical, Inc.(a)	8,709	604,056
		9,599,085

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (7.67%)
Abbott Laboratories	37,174	$2,971,689
Becton Dickinson and Co.	9,917	2,476,572
Cooper Cos., Inc.	6,000	1,777,020
Glaukos Corp.(a)	8,708	682,446
Insulet Corp.(a)	28,611	2,720,620
Nevro Corp.(a)	44,262	2,766,818
ResMed, Inc.	15,000	1,559,550
STERIS PLC	15,000	1,920,450
		16,875,165
Health Care Providers & Services (2.28%)
PetIQ, Inc.(a)(b)	43,634	1,370,544
UnitedHealth Group, Inc.	9,887	2,444,659
US Physical Therapy, Inc.	11,489	1,206,690
		5,021,893
Life Sciences Tools & Services (1.84%)
Charles River Laboratories International, Inc.(a)	13,500	1,960,875
Mettler-Toledo International, Inc.(a)	2,900	2,096,700
		4,057,575
Pharmaceuticals (2.57%)
Aerie Pharmaceuticals, Inc.(a)	8,464	402,040
Dermira, Inc.(a)	119,450	1,618,548
Jazz Pharmaceuticals PLC(a)	10,500	1,500,975
Novo Nordisk A/S(c)	40,627	2,125,198
		5,646,761
INDUSTRIALS (12.52%)
Aerospace & Defense (2.27%)
HEICO Corp.	39,502	3,747,555
Kratos Defense & Security Solutions, Inc.(a)	79,654	1,244,992
		4,992,547
Air Freight & Logistics (0.49%)
XPO Logistics, Inc.(a)	20,020	1,075,875

Building Products (0.92%)
Lennox International, Inc.	7,700	2,035,880

Commercial Services & Supplies (3.49%)
Casella Waste Systems, Inc., Class A(a)	60,314	2,144,766
Cintas Corp.	9,000	1,818,990
Copart, Inc.(a)	32,000	1,938,880
Rollins, Inc.	42,750	1,779,255
		7,681,891

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2019	9

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Electrical Equipment (0.71%)
Generac Holdings, Inc.(a)	30,500	$1,562,515

Machinery (3.10%)
IDEX Corp.	12,000	1,820,880
Middleby Corp.(a)	12,357	1,606,781
RBC Bearings, Inc.(a)	11,500	1,462,455
Xylem, Inc.	24,500	1,936,480
		6,826,596
Professional Services (0.01%)
WageWorks, Inc.(a)	736	27,791

Road & Rail (0.82%)
Old Dominion Freight Line, Inc.	12,500	1,804,875

Trading Companies & Distributors (0.71%)
SiteOne Landscape Supply, Inc.(a)	27,196	1,554,251

INFORMATION TECHNOLOGY (28.97%)
Electronic Equipment, Instruments & Components (3.18%)
Keysight Technologies, Inc.(a)	25,000	2,180,000
Littelfuse, Inc.	9,000	1,642,320
nLight, Inc.(a)	14,834	330,502
Novanta, Inc.(a)	11,340	960,838
Zebra Technologies Corp., Class A(a)	9,000	1,885,770
		6,999,430
IT Services (7.36%)
Automatic Data Processing, Inc.	14,377	2,296,582
EPAM Systems, Inc.(a)	14,586	2,466,930
FleetCor Technologies, Inc.(a)	10,289	2,537,165
Genpact, Ltd.	59,000	2,075,620
Jack Henry & Associates, Inc.	11,000	1,526,140
PayPal Holdings, Inc.(a)	20,991	2,179,706
Visa, Inc., Class A	19,986	3,121,613
		16,203,756
Semiconductors & Semiconductor Equipment (1.62%)
Impinj, Inc.(a)(b)	5,084	85,182
Monolithic Power Systems, Inc.	13,500	1,829,115
Skyworks Solutions, Inc.	20,000	1,649,600
		3,563,897
Software (16.81%)
2U, Inc.(a)	20,614	1,460,502
Altair Engineering, Inc., Class A(a)	23,513	865,514

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2019 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Autodesk, Inc.(a)	17,923	$2,792,762
Avalara, Inc.(a)	21,860	1,219,569
Ebix, Inc.(b)	27,971	1,380,928
Everbridge, Inc.(a)	39,418	2,956,744
Globant SA(a)	20,776	1,483,406
HubSpot, Inc.(a)	5,444	904,847
Intuit, Inc.	9,838	2,571,752
Microsoft Corp.	25,452	3,001,809
Paycom Software, Inc.(a)	10,000	1,891,300
Paylocity Holding Corp.(a)	40,161	3,581,960
Qualys, Inc.(a)	22,000	1,820,280
Rapid7, Inc.(a)	3,215	162,711
salesforce.com, Inc.(a)	14,866	2,354,328
SPS Commerce, Inc.(a)	12,381	1,313,129
SS&C Technologies Holdings, Inc.	30,000	1,910,700
Synopsys, Inc.(a)	18,500	2,130,275
Trade Desk, Inc., Class A(a)	15,385	3,045,461
Zuora, Inc., Class A(a)	7,179	143,795
		36,991,772
MATERIALS (3.31%)
Chemicals (2.41%)
Ecolab, Inc.	17,421	3,075,503
Linde PLC	12,670	2,229,033
		5,304,536
Containers & Packaging (0.90%)
Avery Dennison Corp.	17,500	1,977,500

REAL ESTATE (3.52%)
Equity Real Estate Investment Trusts (REITs) (1.43%)
Equinix, Inc.	6,939	3,144,477

Real Estate Management & Development (2.09%)
FirstService Corp.	51,413	4,593,238

TOTAL COMMON STOCKS
(COST OF $149,380,043)		215,037,400

SHORT TERM INVESTMENTS (3.21%)
MONEY MARKET FUND (2.36%)
State Street Institutional US Government Money Market Fund, 2.373%(d)
(COST OF $5,199,133)	5,199,133	5,199,133

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2019	11

Liberty All-Star® Growth Fund	Schedule of Investments
March 31, 2019 (Unaudited)

	SHARES	MARKET VALUE
SHORT TERM INVESTMENTS (continued)

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.85%)
State Street Navigator Securities Lending Government Money Market Portfolio, 2.46%
(COST OF $1,869,543)	1,869,543	$1,869,543

TOTAL SHORT TERM INVESTMENTS
(COST OF $7,068,676)		7,068,676

TOTAL INVESTMENTS (100.92%)
(COST OF $156,448,719)		222,106,076

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.92%)		(2,031,867)

NET ASSETS (100.00%)		$220,074,209

NET ASSET VALUE PER SHARE
(37,302,489 SHARES OUTSTANDING)		$5.90

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $9,170,716.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on March 31, 2019.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2019 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, ALPS Advisors, Inc. (the “Advisor”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2019, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

First Quarter Report (Unaudited) | March 31, 2019	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2019 (Unaudited)

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2019:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$9,170,716	$1,869,543	$7,367,813	$9,237,356

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2019 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in shares of registered investment companies are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$215,037,400	$–	$–	$215,037,400
Short Term Investments	7,068,676	–	–	7,068,676
Total	$222,106,076	$–	$–	$222,106,076

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2019	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
March 31, 2019 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes.

16	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	And Market Indices
March 31, 2019 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with higher price-to-book-ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2019	17

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ALL-STAR® GROWTH FUND

ASG LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Sareena Khwaja-Dixon, Secretary
Jennifer Craig, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-Q or Form N-PORT (beginning March 31, 2019). The Fund's Form N-Qs and Form N-PORTs are/will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG LISTED NYSE

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.